Share-Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

13. SHARE-BASED COMPENSATION

On May 17, 2011, our shareholders approved the Axiall Corporation 2011 Equity and Performance Incentive Plan (the “2011 Plan”). In January 2013, our shareholders approved an amendment to the 2011 Plan to increase the number of shares available under the plan by 1.8 million shares. Under the 2011 Plan as it existed at December 31, 2015, we were authorized to grant various share-based compensation awards for up to 3.6 million shares of our common stock to officers, employees and non-employee directors, among others. We have granted various types of share-based payment awards to participants, including restricted stock unit awards and stock option grants. Our policy is to issue new shares upon the exercise of stock options and the vesting of restricted stock units. As of December 31, 2015, there were approximately 1.9 million shares available for future grant to participants under our 2011 Plan. In connection with our adoption and shareholder approval of the 2011 Plan, we agreed to not grant additional share-based compensation awards under our previously existing equity compensation plans.

A summary of the expense related to share-based compensation cost by type of program is as follows:

	Year Ended December 31,
(In millions)	2015	2014	2013
Restricted stock units expense	$10.2	$16.5	$10.6
Stock options expense	—	0.5	1.0

Before-tax share-based compensation expense	10.2	17.0	11.6
Income tax benefit	(3.3)	(6.0)	(3.9)

After-tax share-based compensation expense	$6.9	$11.0	$7.7

As of December 31, 2015 and 2014, we had approximately $15.0 million and $23.1 million, respectively, of total unrecognized compensation costs related to unvested share-based compensation, which we will record in our consolidated statements of operations over a weighted average recognition period of approximately one- and one-half years. The total fair value of shares vested during the year ended December 31, 2015, 2014 and 2013 was approximately $22.5 million, $14.6 million and $3.3 million, respectively.

Stock Options. A summary of stock option activity under all plans as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Remaining Contractual Terms (Years)	Weighted Average Exercise Price	Aggregate Intrinsic Value (In millions)
Outstanding on January 1, 2015	289,064		$116.40
Granted	—		—
Exercised	(17,324)		31.72
Expired	(3,129)		1,183.96

Outstanding on December 31, 2015	268,611	4.4 years	$109.42	$—

Vested as of December 31, 2015	268,611	4.4 years	$109.42	$—
Expected to vest as of December 31, 2015	—	0.0 years	$—	$—

During the year ended December 31, 2015 and 2014, we granted no options to purchase shares. During the year ended December 31, 2013, we granted options to purchase shares primarily to replace unvested awards of former employees of the Merged Business who became Axiall employees in connection with the Merger (the “Replacement Options”). The fair value of stock options when granted was estimated as of the date of grant using the Black-Scholes option pricing model. With the exception of the Replacement Options, option exercise prices are equal to the closing price of our common stock on the date of grant. The exercise price utilized for the Replacement Options resulted in the Replacement Options having a spread value equal to that of the PPG stock options being replaced, as measured at the closing date of the Merger. Options generally vest over a three year period from the date of grant and expire no more than ten years after the date of grant. As of December 31, 2015 all Replacement Options have vested. The intrinsic value is calculated as the difference between the market value at period-end and the exercise price of the shares. If the market value is less than the exercise price, there is no intrinsic value. As of December 31, 2015, there was no intrinsic value for our stock options primarily due to the lower market price of our shares compared to the exercise price as of that date. There were no significant options exercised during the years ended December 31, 2014 and 2013. The following table summarizes information about stock options outstanding at December 31, 2015:

	Outstanding			Exercisable
Range of Exercise Prices	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Shares	Weighted Average Exercise Price
$8.74 to $25.00	38,572	$21.25	3.2 years	38,572	$21.25
$25.01 to $41.50	173,989	33.87	5.6 years	173,989	33.87
$75.00 to $476.00	24,998	172.47	2.1 years	24,998	172.47
$476.01 to $1,334.50	31,052	591.52	0.8 years	31,052	591.52

$8.74 to $1,344.50	268,611	109.42	4.4 years	268,611	109.42

Restricted Stock Units. We issue restricted stock units in the form of time-based restricted units and performance-based restricted units (“PRSUs”). A summary of restricted stock unit activity under all plans as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Remaining Contractual Terms (Years)	Weighted Average Grant Date Fair Value	Aggregate Intrinsic Value (In millions)
Outstanding on January 1, 2015	972,843		$41.30
Granted	519,852		36.15
Vested and released	(495,337)		37.43
Forfeited	(427,260)		42.40

Outstanding on December 31, 2015	570,098	1.2 Years	$40.55	$9.1

Vested or expected to vest as of December 31, 2015	596,048	1.2 Years	$41.01	$10.8
Expected to vest as of December 31, 2015	576,378	1.2 Years	$40.56	$8.9

During the years ended December 31, 2015, 2014 and 2013, we granted 519,852, 447,608 and 450,169 restricted stock units, respectively, to certain key employees and non-employee directors. Our restricted stock units granted during the year ended December 31, 2014, include grants to replace unvested awards of former employees of the Merged Business who became Axiall employees in connection with the Merger and grants in May 2013 to certain of our officers, employees and directors. The restricted stock units normally vest over a one- or three-year period. The weighted average grant date fair value per share of our restricted stock units granted during 2015, 2014 and 2013 was $36.15, $44.38 and $45.20, respectively, which is based on the stock price as of the date of grant or, in the case of certain performance restricted stock units (“PRSUs”), the fair value was estimated using a Monte Carlo simulation model. The total intrinsic value of restricted stock units that vested during the year ended December 31, 2015, 2014 and 2013 was $17.8 million, $19.5 million and $6.1 million, respectively. Restricted stock surrendered in satisfaction of required minimum tax withholding obligations was 226,945, 163,404 and 36,846 shares during 2015, 2014 and 2013, respectively.

In May 2015 and 2014, we granted PRSUs to our executive officers, for which the number of shares ultimately earned depends on our Company’s relative total shareholder return (“TSR”), as compared to a group of peer companies. The number of shares of our common stock to be awarded in connection with the vesting of those PRSUs ranges from 0 percent to 200 percent, with the percentage to be used in such vesting calculation based on the TSR performance metric. All of those PRSUs are expected to vest on the third anniversary of the grant date. Also, in May 2015 and 2014, we granted PRSUs to certain of our executive officers, for which the vesting depends on the Company having a positive Adjusted EBITDA for the prescribed performance period. Those PRSUs are scheduled to vest in three equal installments on each of the first, second and third anniversaries of the grant date. In addition, in May 2015 and 2014, we granted RSUs to certain of our executive officers and non-officer employees, the majority of which are scheduled to vest in three equal installments on each of the first, second and third anniversaries of the grant date, and for which there is no performance metric.

In May 2013, we granted PRSUs to our executive officers, for which the number of shares ultimately earned is contingent on our achievement of certain synergies relating to the Merger. The number of shares of our common stock to be awarded in connection with those PRSUs will be determined by multiplying the target award by a percentage ranging from 0 percent to 200 percent. The percentage to be used in that vesting calculation will be based solely on the amount of Merger-related synergies achieved as of the second anniversary date of the closing of the Merger. One-half of those PRSUs will vest on the second anniversary of the grant date and one-half will vest on the third anniversary of the grant date. Also, in May 2013, we granted PRSUs to certain of our executive officers, for which their vesting depends on the Company having a positive Adjusted EBITDA for the prescribed performance period. Those PRSUs are scheduled to vest in three equal installments on each of the first, second and third anniversaries of the grant date. In addition, in May 2013, we granted RSUs to certain other of our executive officers and to certain non-officer employees, which are scheduled to vest on each of the first, second and third anniversaries of the grant date, and for which there is no performance metric.

The PRSUs granted in 2015, 2014 and 2013 are included with all restricted stock units in all calculations.

Share-Based Compensation Assumptions Related to PRSUs. We determined the fair value of PRSUs granted in 2013 based on the closing price of our stock on the date of grant as the performance obligations are dependent on the Company achieving a certain level of Merger-related synergies and certain Adjusted EBITDA performance targets. The fair value of our PRSUs granted in the years ended December 31, 2015 and 2014, for which the performance metric is relative total shareholder return, were estimated as of the date of grant using a Monte Carlo simulation model. The use of a valuation model requires us to make certain assumptions with respect to selected model inputs. The use of different assumptions could result in materially different valuations. We use the average of the high and low of the implied and historical volatility for our stock and the expected life of the awards is based on the vesting period. The risk-free interest rate assumption is based on observed interest rates appropriate for the terms of our awards. The dividend yield assumption is based on our dividend paying history and expectation of future dividend payments. The weighted averages for the primary assumptions used in the Monte Carlo simulation model for the 2015 and 2014 grants are as follows:

	PRSU Grants
	Year Ended December 31,
	2015	2014
Assumptions:
Risk-free interest rate	1.01%	0.79%
Expected life	3.0 years	3.0 years
Expected volatility	37%	43%